SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                     TIAA - CREF Institutional Mutual Funds
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

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 TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
 PROXY SOLICITATION PLANS

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Prepared for:

Program Manager/Treasurer's Name

State Program Name

August 2005


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 Situation Analysis

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 Background

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o     Since the Funds were established, TIAA-CREF has been committed to providing high-quality investment management services while remaining a low-cost provider.

o The extremely low fees currently charged by the advisor are insufficient to cover the costs of operating the Funds while continuing to provide high-quality services to shareholders.

o Due to these consistent losses, the advisor cannot continue as an effective investment manager for the Funds under the current fee structure.


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 Overview of Mutual Fund Proposal

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o     The long-term success of TIAA-CREF's mutual fund business is a reachable goal if significant steps are taken to ensure that the Funds are economically viable, competitively priced and appropriately structured.

o     To that end, TIAA-CREF is proposing a plan to accomplish the following:

       - Maintain overall fees that keep the Funds among the lower-priced offerings in the industry while implementing a fee increase for actively managed funds that fairly reflects the advisor's operating expenses;

       - Adopt a distribution plan for the Retail Class of the Funds that fairly reflects the expenses of offering funds to retail investors while positioning the Funds for future growth to benefit shareholders; and

       - Consolidate TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds into a single, more efficient fund family offering expanded investment choices to shareholders.


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 Benefits of the New Investment Management
 Agreement

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o     The new investment management agreement would:

       - Enable the Funds' investment advisor to continue to offer shareholders the high-quality service expected from TIAA-CREF, and to expand these shareholder services;

       - Allow the Funds to continue to retain and attract talented investment professionals, and add new investment management personnel, which would benefit the Funds' overall investment management program; and

       - Help ensure that the TIAA-CREF organization can continue to offer the Funds while remaining competitive with other low-cost providers in our industry.


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 Alternatives if the New Investment Management
 Agreement is Not Approved

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 o       Teachers Advisors has informed the Board that it may no longer be prepared to continue to operate the Fund or Funds without the increase in investment management fees

 o       Alternatives discussed with the Board include

         - Closing one or more Funds to new shareholders or potentially to all new investments (which could lead to a reduction in economies of scale over time--an increase in expenses as Fund assets gradually decrease)

         -       Liquidation of one or more of the Funds


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 Overview of Investment Management Fee and Total
 Expense Ratio Changes

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Impact of New Investment Management Agreement

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o     For the actively managed Funds, the new investment management agreement will raise advisory fees.

       - The advisor has agreed to waive the proposed fee increase on the Growth Equity Fund and the Growth & Income Fund until at least April 2007.

o     There would be no increase in advisory fees for the index Funds.

o The new investment management agreement would include a breakpoint pricing schedule for most of the actively managed Funds, which would modestly reduce the advisory fees on those Funds as total asset levels increase.


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Total Expense Ratio Changes -- Institutional Class

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
------------------------------------------------------------------------------------------------------------
                                      Proposed Total     Median Peer Total
                                      Expense Ratio        Expense Ratio        Difference
------------------------------------------------------------------------------------------------------------
Growth Equity Fund                        0.50%                1.05%              -0.55%        Green
------------------------------------------------------------------------------------------------------------
Growth & Income Fund                      0.50%                0.93%              -0.43%        Green
------------------------------------------------------------------------------------------------------------
International Equity Fund                 0.59%                1.19%              -0.60%        Green
------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                      0.50%                1.07%              -0.57%        Green
------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Fund                       0.55%                1.11%              -0.56%        Green
------------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund                        0.55%                1.07%              -0.52%        Green
------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                     0.55%                1.15%              -0.60%        Green
------------------------------------------------------------------------------------------------------------
Social Choice Equity Fund                 0.25%                0.99%              -0.74%        Green
------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund               0.59%                1.11%              -0.52%        Green
------------------------------------------------------------------------------------------------------------
Bond Fund                                 0.34%                0.69%              -0.35%        Green
------------------------------------------------------------------------------------------------------------
Inflation-Linked Bond Fund                0.35%                0.35%               0.00%        Yellow
------------------------------------------------------------------------------------------------------------
Money Market Fund                         0.15%                0.43%              -0.28%        Green
------------------------------------------------------------------------------------------------------------

Legend    Below Median of Lipper Peer Group     Green

          At Median of Lipper Peer Group        Yellow

          Above Median of Lipper Peer Group     Red

Lipper, Inc. is a Reuters company that is an independent provider of investment company data. The Lipper Expense Universe consists of the TIAA-CREF Institutional Mutual Funds and similarly-classified funds. Only no-load funds were considered for inclusion in the group.


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Expense Universe Ranking

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
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Fund                                      Rank                    Universe Count
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
Growth Equity Fund(1)                      12                          146
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Growth & Income Fund(1)                    25                          176
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International Equity Fund                  14                          155
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Large-Cap Value Fund                       14                           96
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Mid-Cap Growth Fund                         1                          100
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Mid-Cap Value Fund                          1                           50
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Small-Cap Equity Fund                       5                          115
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Social Choice Equity Fund                   3                           93
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Real Estate Securities Fund                 8                           40
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Bond Fund                                  24                          121
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Inflation-Linked Bond Fund                  6                           10
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Money Market Fund                          12                          249
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

(1) Rank before waiver of advisory fees from 0.45% to 0.08%

Lipper, Inc. is a Reuters company that is an independent provider of investment company data. The Lipper Expense Universe consists of the TIAA-CREF Institutional Mutual Funds and similarly-classified funds. Only no-load funds were considered for inclusion in the group.


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 Investment Management Fee Changes -- Index Funds

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
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                                        Current Agreement          New Agreement
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
Large-Cap Growth Index Fund                  0.04%                     0.04%
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Large-Cap Value Index Fund                   0.04%                     0.04%
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Mid-Cap Growth Index Fund                    0.04%                     0.04%
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Mid-Cap Value Index Fund                     0.04%                     0.04%
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Mid-Cap Blend Index Fund                     0.04%                     0.04%
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Small-Cap Growth Index Fund                  0.04%                     0.04%
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Small-Cap Value Index Fund                   0.04%                     0.04%
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Small-Cap Blend Index Fund                   0.04%                     0.04%
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International Equity Index Fund              0.04%                     0.04%
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S&P 500 Index Fund                           0.04%                     0.04%
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Equity Index Fund                            0.04%                     0.04%
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


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Investment Management Fee Changes -- Active Funds

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
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                                   Current Agreement           New Agreement
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
Growth Equity Fund                      0.08%                 0.45% or less(1,2)
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Growth & Income Fund                    0.08%                 0.45% or less(1,2)
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International Equity Fund               0.09%                 0.50% or less(2)
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Large-Cap Value Fund                    0.08%                 0.45% or less(2)
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Mid-Cap Growth Fund                     0.08%                 0.48% or less(2)
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Mid-Cap Value Fund                      0.08%                 0.48% or less(2)
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Small-Cap Equity Fund                   0.08%                 0.48% or less(2)
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Social Choice Equity Fund               0.04%                       0.15%
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Real Estate Securities Fund             0.09%                 0.50% or less(2)
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Bond Fund                               0.08%                 0.30% or less(2)
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Inflation-Linked Bond Fund              0.09%                 0.30% or less(2)
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Money Market Fund                       0.04%                      0.10%
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

(1) The Board obtained the Advisor's agreement to waive the increased management fees for these Funds under the Proposed Agreement for two years. Therefore, the management fees of these Funds will remain at 0.08% of average daily net assets until at least April 2007. See page for a discussion of the Board's review of the performance of these particular Funds.

(2) At the Board's request, the management fees of these Funds have breakpoints that gradually reduce the fee rates from the amounts indicated in the chart as each Fund's assets grow. A full breakpoint schedule is provided as an Appendix to the TIAA-CREF Institutional Mutual Funds proxy statement.


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Impact on the 529 Business and the [______] Plan

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  TIAA-CREF'S Commitment to the 529 Business

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o     We are proud of the leadership position we have established in the 529 business and value the relationship we have formed with [__________].

o TIAA-CREF has carefully considered the impact of the new investment management agreement on all of its business lines, and remains supportive of TIAA-CREF Tuition Financing, Inc. (TFI) and the 529 business. These increases should not be taken as an indication that we are anything less than fully committed to this important business and the clients we serve through it.


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  TIAA-CREF Remains a Low-Cost 529 Provider

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o     After analyzing the proposed changes to the investment management agreement and fees associated with 529 programs managed by TFI, Financial Research Corporation (FRC) has determined that TFI managed plans will continue to rank below the mean expense ratio of the direct-sold 529 peer group.


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  Impact on the [__________] Plan

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o     Your state has a unitary pricing structure where the total program is expressed as a single basis-point charge.

o We are pleased to continue managing a competitively-priced college savings program for these account owners.


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 Next Steps in the Proxy Solicitation Process

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o     The proxy statement and voting materials have been delivered to
      [__________] to vote on behalf of the [__________].

o The proxy materials will provide a full proxy statement, voting information and instructions. The special meeting of shareholders will be held on August 31, 2005, and you are invited to vote as soon as possible before the meeting even if you plan to attend.

o Because the vote is open only to eligible direct shareholders of the TIAA-CREF Institutional Mutual Funds, the account owners in your state's plan will not receive proxy voting materials.


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